UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) January 27, 1995.

                       SHELTER COMPONENTS CORPORATION
          (Exact name of registrant as specified in its charter)

         Indiana                   1-9844             22-2825183
(State or Other Jurisdiction    (Commission       (IRS Employer
  of Incorporation)             File Number)    Identification No.)

27217 C. R. 6, P. O. Box 4026, Elkhart, Indiana         46514
   (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:  (219) 262-4541

                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Item 2.  Acquisition or Disposition of Assets.

     On January 27, 1995, Shelter Components Corporation (the "Registrant"), through its newly formed wholly-owned subsidiary, Nubabsco, Inc. ("Nubabsco), acquired the business operations and operating assets of BABSCO, Inc. ("BABSCO"), located in Elkhart, Indiana, and having additional operations in Plymouth, Indiana; Warsaw, Indiana; and Mt. Joy, Pennsylvania. The total purchase price, under terms of the Asset Purchase and Sale Agreement (the "Agreement"), will approximate $18.4 million, consisting of cash and notes totalling $7.3 million, 269,000 restricted shares of common stock with a market value of $3 million, and $8.1 million assumed liabilities as of the closing date. The acquisition was effective-dated January 1, 1995. Concurrent with the acquisition of BABSCO, the Registrant also acquired certain real estate for $1.6 million from the sole shareholder of BABSCO for cash of $.5 million and the assumption of a $1.1 million mortgage on the acquired real estate with Society National Bank.

     The Registrant is funding the cash portion of the acquisition with funds provided under a $15 million 10-year unsecured 9.24% term loan with Mass Mutual Life Insurance Company.

     BABSCO is a wholesale distributor of a full line of electrical products to the recreational vehicle, manufactured housing and modular housing industries and, to a lesser extent, to electrical contractors in the Northern Indiana and Southern Michigan region. The Registrant currently intends to cause Nubabsco to continue to use the acquired assets in the operation of BABSCO's present business. The Registrant intends to change the name of Nubabsco to BABSCO, Inc.

Item 7.  Financial Statements and Exhibits.

     (a) - (b) Financial Statements of Business Acquired and Pro Forma Financial Information. It is impracticable to provide the required financial statements for BABSCO, Inc. and the pro forma financial information required by Article 11 of Regulation S-X with respect to the acquisition at the time of filing this Report. The required financial statements and pro forma financial information will be filed under cover of amended Form 8-K as soon as practicable, but not later than 60 days after the due date of this Form 8-K (February 13, 1995).

     (c)  Exhibits:

   Number of                                         Sequential
 Exhibit in                                      Numbering System
Regulation S-X                                       Page Number
  Item 601              Description of Exhibit       of Exhibit

     (1)                      Not Applicable

     (2)         2.1 Asset Purchase and Sale Agreement
                     (Exhibits to the Asset Purchase
                     and Sale Agreement are not filed
                     herein.  The Registrant agrees to
                     furnish supplementally a copy of
                     any omitted exhibit(s) to the
                     Commission upon request.)         5 - 38

     (4)                      Not Applicable

    (16)                      Not Applicable

    (17)                      Not Applicable

    (21)                      Not Applicable

    (24)                      Not Applicable

    (25)                      Not Applicable

    (28)                      Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SHELTER COMPONENTS CORPORATION
                            (Registrant)



Date:  January 30, 1995     s/  Mark C. Neilson
                            Mark C. Neilson
                            Secretary-Treasurer